New York Financial Community Meeting June 21, 2006

Regarding Forward-Looking Statements Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can also be identified by the use of forward-looking terminology such as "may," "intend," "expect," or "continue" or comparable terminology and are made based upon management's expectations and beliefs concerning future developments and their potential effect upon New Jersey Resources (NJR or the Company). There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management. The Company cautions persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding customer growth, customer usage, financial condition, results of operations, cash flows, capital requirements, market risk and other matters for fiscal 2006 and thereafter include many factors that are beyond the Company's ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and changes in the debt and equity capital markets. The factors that could cause actual results to differ materially from NJR's expectations include, but are not limited to, such things as weather, economic conditions and demographic changes in the New Jersey Natural Gas (NJNG) service territory, rate of NJNG customer growth, volatility of natural gas commodity prices, its impact on customer usage and NJR Energy Services's (NJRES) operations, the impact on the Company's risk management efforts, including commercial and wholesale credit risks, the impact of regulation (including the regulation of rates), fluctuations in energy-related commodity prices, conversion activity, other marketing efforts, actual energy usage patterns of NJNG's customers, the pace of deregulation of retail gas markets, access to adequate supplies of natural gas, the regulatory and pricing policies of federal and state regulatory agencies, changes due to legislation at the federal and state level, an adequate number of appropriate counterparties, sufficient liquidity in the energy trading market and continued access to the capital markets, the disallowance of recovery of environmental-related expenditures and other regulatory changes, environmental and other litigation and other uncertainties. While the Company periodically reassesses material trends and uncertainties affecting the Company's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports, the Company does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

A Quality Company Leadership Growth A strong financial profile Capital discipline and operating efficiency Consistent performance Our fundamental strategy is based upon ...

Consistent Performance New Jersey Resources is a company with ... 14 consecutive years of growth, an industry record A 5-year average annual return of 14 percent An above average dividend growth rate of 5.9 percent NJNG 1525 NJRES 401 Retail and Other 211 NJNG 90.9 NJRES 75.2 Retail and Other 0.5 NJNG 52.2 NJRES 41.9 Retail and Other 0.4 March 31, 2006

March FYTD Earnings $3.41 per share vs. $2.96 per share - 15 percent increase Lower usage at NJNG due to the pass-through of higher wholesale natural gas prices Offset continued strong customer growth NJRES major contributor to earnings Future longer-term earnings contribution 20 to 30 percent of total NJNG NJRES NJRHS & Other, net 1.88 1.51 0.02 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8

Our Service Area Largest independent LDC in New Jersey Growing customer base Primarily residential and small commercial Consistent growth forecast NYC Phila. Atlantic City Excellent service area demographics

Today's Issues Mild winter has mitigated the need for price increases Prices down approximately 28 percent from pre-heating season highs Most Gulf production back online, but... NYMEX remains high for next winter and summer High prices are affecting usage, so... We need to align our regulatory strategy with new market realities

What Are We Doing About High Prices? Hedging our portfolio (63 percent hedged for 2006- 07 winter) Using incentive programs to moderate volatility Ensuring access to cost-effective supply Restructuring portfolio to access the emerging Appalachia supply hub Providing credits to customers Providing credits to customers Providing credits to customers Providing credits to customers Providing credits to customers Providing credits to customers Providing credits to customers Providing credits to customers Providing credits to customers Providing credits to customers Providing credits to customers

Incentive Programs Programs extended through October 2007 Customer bills reduced by about $294 million, or 4 percent, annually since program inception 2001 2002 2003 2004 2005 FYTD 2006 Customer Savings 25 24 19 28 31 28 Shareowner Margin 5 5 5 6 6 6 $29 $30 $24 $34 $37 $37 $34

Fiscal 2006 Firm Sales Firm sales are down 11.7 percent About one-half is attributed to weather Covered by WNC $7 million to be collected from customers Balance is not covered by WNC Lower usage due to higher prices Total Usage Temperature East 0.117 0.061 0.056 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8

Components of NJNG Bill BGSS 1259.72 SBC 48.91 Delivery 367.38 BGSS 419.31 SBC 7.51 Delivery 414.99 Based on annual sales of 1,000 therms

Conservation and Usage Adjustment Filed with the BPU on December 5, 2005 Encourages conservation and efficiency Will replace weather-normalization clause Separates throughput from margin Supports New Jersey's environmental policy objectives Proposal will promote conservation and efficiency for customers while protecting the Company's financial profile customers while protecting the Company's financial profile customers while protecting the Company's financial profile

Conservation and Usage Adjustment Discussions on the proposal are continuing with the BPU and the Ratepayer Advocate PSEG/Exelon merger has slowed BPU staff review The Company is hopeful of a successful resolution to the case in effect for fiscal 2007 If NJNG is not successful in receiving approval of the CUA proposal, we will consider other regulatory strategies such as: Expanded incentive programs Filing of a base rate case Status Status

BGSS Filing Filed proposal with the BPU to reduce prices effective September 1 and issue refunds $20 million for residential and small commercial sales customers For the average customer, 6.6 percent decrease on their total bill The refund will be based on usage from February through August The combined annual effect for a residential heating customer would be approximately $159 Actions are the result of the our hedging strategies and market conditions market conditions market conditions market conditions market conditions market conditions market conditions market conditions market conditions market conditions market conditions market conditions market conditions market conditions market conditions

Strong Customer Growth 1999 397 2000 410 2001 423 2002 434 2003 444 2004 455 2005 462 2QFY06 468 Customer growth still critical for future performance New Conversions 3831 1973

Preliminary 30899 Final 19736 Conceptual 3724 Pending 479 Pending Preliminary Final Conceptual Non Heat 9751 On Main 39880 Off main 81334 New Customers = 54,838 Non-heat customers Non-gas off main Non-gas on/near main Conversions = 130,965 Future Growth Potential Sources: Local Planning Boards and NJNG Harte Hanks & A.D. Little Studies Healthy "inventory" for continued customer growth

Fuel Price Comparison Comparison based on April 2006 prices based on 100,000 comparable btus NJNG Oil Electric Propane 1.6 1.88 2.97 3.65 MSGraph.Chart.8

Key Drivers at NJRES Clear business focus Our assets are linked with our strategy We market and optimize physical assets Diversified market areas Eastern half of United States and Canada Strong access to capital $325 million of committed credit facilities at NJR Risk management Only natural gas; no commodity speculation Disciplined internal risk management process Low VAR ($3 million) Manage assets for primarily hedged positions

NJRES Asset Base

Portfolio Strategy Integrated physical assets provide the opportunity for profitability across different regions Diverse portfolio captures additional value when prices change between locations Interstate pipeline grid bottlenecks and supply/demand imbalances create value opportunities opportunities opportunities opportunities opportunities opportunities opportunities opportunities opportunities

Transportation portfolio is dynamic Increased about 30 percent over the first 6-months of fiscal 2005 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/1/2006 2/1/2006 3/1/2006 Maximum Daily Quantity 290 510 606 636 715 687 521 441 484 439 463 444 437 605 672 653 637 646 360 416 573 591 636 778 842 873 851 822 804 804 Firm Transportation Firm Transportation

Storage portfolio is also dynamic Increased about 45 percent over the first 6-months of fiscal 2005 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/1/2006 2/1/2006 3/1/2006 Storage Space 12 12 12 12 12 18 13 13 13 13 12 12 12 12 12 12 14 17 17 19 21 21 22 22 22 23 23 24 24 25 Firm Storage Firm Storage

Storage Value - Summer/Winter Spread 1.37 MSGraph.Chart.8 Summer 2004 to Winter 2005 Summer 2005 to Winter 2006 Summer 2006 to Winter 2007 Oct 04 Oct 05 Oct 03 Apr 06

Working Capital Volatility 9/1/2000 12/1/2000 3/1/2001 6/1/2001 9/1/2001 12/1/2001 3/1/2002 6/1/2002 9/1/2002 12/1/2002 3/1/2003 6/1/2003 9/1/2003 12/1/2003 3/1/2004 6/1/2004 9/1/2004 12/1/2004 3/1/2005 6/1/2005 9/1/2005 12/1/2005 3/1/2006 -43.6 23 -99.1 -56.7 -20.5 17.8 55.3 75.2 48.5 67.8 -37.8 -25 -18.1 72.6 -34 18 123 110 65.8 126.4 140.3 203.2 57 B O R R O W E D I N V E S T E D Working capital volatility requires a strong financial profile

Counterparty Credit Ratings Publicly-Rated Investment Grade Internally-Rated Investment Grade Non-Investment Grade * East 84 9 7 * Credit exposure to non-investment grade companies is mitigated through the use of prepayments or Letters of Credit. 93 percent of net sales with investment grade companies March 31, 2006

Capital Expenditures Customer Growth 23.1 System Integrity 24.6 Technology & Other 3.6 Cost of Removal 5.6 MGP, net 16.7 Pipeline Integrity 5.6 New Customer 11.4 System Integrity 8.3 Technology & Other 1 Cost of Removal 3 MGP, net 4 Pipeline Intregrity 2.2 2006 Forecast: $79.2 million FYTD 2006 Actual: $29.9 million March 31, 2006

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2005 2006 1.28 1.37 1.48 1.56 1.67 1.81 1.97 2.12 2.41 2.6 2.7 2.79 3.41 Consistent Earnings Growth NJR estimates $2.75 to $2.85 per basic share in fiscal 2006 * Net of certain items * * September 30 March 31

1995 1996 1997 1998 1999 2000 East 1.52 1.56 1.6 1.64 1.68 1.72 2000 2001 2002 2003 2004 2005 2006 1.15 1.17 1.2 1.24 1.3 1.36 1.44 * Effective January 3, 2006 * Dividends per Share Payout Ratio Dividend Growth and Payout Ratio 2000 2001 2002 2003 2004 2005 0.64 0.59 0.57 0.51 0.5 0.49 1-year dividend growth rate of 5.9 percent

Capital Structure Common Equity 617.5 LT Debt 334.5 ST Debt 91.9 Common Equity 480.6 LT Debt 309.5 ST Debt 18.4 March 31, 2006

Share Repurchase Program Shares Authorized (millions): 3.5 Shares Repurchased (millions): 2.5 Split-adjusted average cost: $29.01 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2QFY06 East 33 241 249 320 378 126 185 47 31 547 305 March 31, 2006 Plan expanded to 3.5 million shares in January 2006 Plan expanded to 3.5 million shares in January 2006

Growing natural gas distribution business Disciplined wholesale energy services strategy Strong regulatory relations Excellent financial profile Consistent financial performance NJR Peer Group S&P 500 5 Years 0.135 0.082 0.036 NJR: Quality Performance March 31, 2006

Appendix A: Gross Margin Gross margin is a non-GAAP measure. NJNG's gross margin is defined as gas revenues less gas purchases, sales tax and a Transitional Energy Facilities Assessment (TEFA), which is included in Energy and other taxes on the Consolidated Statements of Income. Management believes that gross margin provides a more meaningful basis for evaluating utility operations than does revenues since natural gas costs, sales tax and TEFA are passed through to customers and, therefore, have no effect on gross margin. NJRES' gross margin is defined as natural gas revenues and management fees less natural gas costs. For reconciliation to our revenue, see our periodic SEC filings available on our Web site at njliving.com

Appendix B: Our Leadership Team Laurence M. Downes Chairman & Chief Executive Officer New Jersey Resources Mr. Downes is Chairman of the Board and Chief Executive Officer of New Jersey Resources (NJR) and its principal subsidiary, New Jersey Natural Gas (NJNG). Mr. Downes joined NJR in March 1985 and was appointed Senior Vice President and Chief Financial Officer in January 1990. In March 1995, he was elected President and Chief Executive Officer of NJNG and a member of NJR's Board of Directors. In July 1995, he was named President and CEO of NJR. In September 1996, he was named Chairman of NJR's Board of Directors. Mr. Downes received a bachelor's degree in business administration in June 1979 from Iona College and a master's degree in business administration from Iona in June 1981. He is the immediate past Chairman of the American Gas Association and the Natural Gas Council, and is a Trustee of the American Gas Foundation. He is Chairman of the Finance Council of the Diocese of Trenton, and currently serves as a member of the New Jersey School Construction Corporation. Mr. Downes was recently nominated to the New Jersey Commission on Higher Education by Governor Jon S. Corzine. Kathleen T. Ellis Senior Vice President - Corporate Affairs New Jersey Resources Ms. Ellis joined New Jersey Resources (NJR) in December 2004 and is responsible for corporate communications, government relations, regulatory, environmental affairs and customer and community relations. Before joining NJR, Ms. Ellis was Director of Communications for Governor James E. McGreevey. She also has served as Director of Communications for Newark, N.J.-based Public Service Electric and Gas, one of the largest combined electric and gas companies in the United States. Ms. Ellis received a bachelor's degree in economics from the State University of New York at Binghamton. She serves as a member of the New Jersey State Board of Social Work Examiners and is on the Board of Directors for Friends of the Belmar Harbor. She is a past member of the Board of Directors for the Women's Crisis Services of Hunterdon County and the Community Health Law Project.

Appendix B: Our Leadership Team Glenn C. Lockwood Senior Vice President & Chief Financial Officer New Jersey Resources Mr. Lockwood joined New Jersey Resources (NJR) in May 1988 and is responsible for the company's overall financial management. Areas that report to him include: financial, tax, treasury, corporate development, investor relations and shareholder services. He also serves as Chief Financial Officer of NJR Capital, the subsidiary responsible for real estate holdings and energy-related investments. Additionally, Mr. Lockwood has overall executive responsibility for NJR Home Services (NJRHS), the unregulated subsidiary of NJR that provides home appliance service, sales and installations. Before being promoted to CFO, he held the positions of Vice President, Controller and Chief Accounting Officer at NJR. Mr. Lockwood worked for Deloitte & Touche, LLP, before joining NJR. He received his bachelor's degree in accounting from St. Peters College in 1983. He is a Certified Public Accountant and is a member of both the New Jersey Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Mariellen Dugan Vice President and General Counsel New Jersey Resources Ms. Dugan joined New Jersey Resources (NJR) in December 2005. In addition to legal matters, her responsibilities include corporate governance, compliance, insurance and rights of way and claims. Prior to joining NJR, Ms. Dugan served prominent roles in the New Jersey Office of the Attorney General, first as Chief of Staff and then as First Assistant Attorney General. A veteran litigator, she was an Assistant United States Attorney for the District of New Jersey and was of counsel to the law firm of Marino & Associates in Newark, New Jersey. Ms. Dugan has also taught as an adjunct professor at Seton Hall Law School. Ms. Dugan attended Montclair State College, where she received her undergraduate degree and graduated summa cum laude. Thereafter, she went on to attend Seton Hall Law School where she received her juris doctor degree and graduated magna cum laude in 1991.

Appendix B: Our Leadership Team Rhonda M. Figueroa Corporate Secretary New Jersey Resources Ms. Figueroa joined New Jersey Resources (NJR) in 1981. Her responsibilities include serving as the secretary to the Board of Directors of NJR and its subsidiaries as well as various internal committees. She also serves as the company's registered agent and keeper of records. She graduated with a bachelor's degree in business from the Richard Stockton College of New Jersey and a master's degree in business administration from Monmouth University. Ms. Figueroa is a member of the Society of Corporate Secretaries and Governance Professionals. Timothy C. Hearne Jr. Senior Vice President and Treasurer NJR Service Mr. Hearne joined New Jersey Natural Gas in April 1985 and heads the financial services business unit of NJR Service. His areas of responsibility include finance and accounting. He holds a bachelor's degree from The College of New Jersey and a master's degree from Rutgers Graduate School of Management. Mr. Hearne is a Certified Public Accountant, a member of the American Institute of Certified Public Accountants, the New Jersey Society of Certified Public Accountants and the Financial Executive Institute. He currently serves on the boards of the New Jersey Utility Association and Brookdale Community College Foundation.

Appendix B: Our Leadership Team Thomas J. Massaro Vice President - Corporate Strategy NJR Service Mr. Massaro is responsible for the company's strategic planning process, quality initiative and coordination of the Commitment to Stakeholders. He joined New Jersey Natural Gas in June 1989 as a Management Engineer and has held several positions in marketing, operations and customer service. Prior to assuming his current position in 2005, he had been President of NJR Home Services (NJRHS), the unregulated subsidiary of New Jersey Resources that provides home appliance service, sales and installations. He also served as Director of Operations at NJRHS. A member of Quality New Jersey, Mr. Massaro attended Drexel University, receiving a bachelor of science degree in mechanical engineering in June 1989. George C. Smith Jr. Vice President - Internal Audit NJR Service Mr. Smith joined New Jersey Resources (NJR) in 1984 as an Associate Auditor. In his prior role as Director of Internal Audit, he systematically redefined the internal audit function at NJR. Mr. Smith has a bachelor's degree in accounting from Monmouth University. Certified as an internal auditor and fraud examiner, Mr. Smith is a member of the Association of Certified Fraud Examiners and the Institute of Internal Auditors.

Appendix B: Our Leadership Team Deborah G. Zilai Vice President - Corporate Services NJR Service Mrs. Zilai is the vice president of corporate services for New Jersey Resources. She joined New Jersey Resources in June 1996. Her current responsibilities include technology, human resources and supply chain management. Her education and training include earning a bachelor's degree in mathematics from Cedar Crest College and completing over 2,000 hours of business and technical training at IBM. Mrs. Zilai serves on the Leadership, Human Resources Policy and Technology Advisory Councils for the American Gas Association, and is on the Computer Science Advisory Board at Brookdale Community College. She is a trustee of the New Jersey Network Foundation and a member of the Board of Directors of Family and Children's Services, where she serves on the Personnel Committee. She also volunteers her time on the Publicity Committee of Coastal Habitat for Humanity. Kathleen F. Kerr Vice President - Marketing and Customer Services New Jersey Natural Gas Mrs. Kerr joined New Jersey Natural Gas (NJNG) in January 2005. She is responsible for marketing and customer services. Before joining NJNG, Mrs. Kerr was Director of Customer Service for N.J.-based Public Service Electric and Gas (PSE&G), one of the largest combined gas companies in the United States. During her 19 years at PSE&G, she held various positions in customer services and other areas of the utility. Mrs. Kerr holds a bachelor's degree in business administration from Villanova University and attended the Harvard Business School Program for Management Development. She serves on the Board of Directors of the Regional Planning Partnership.

Appendix B: Our Leadership Team Craig Lynch Vice President - Energy Delivery New Jersey Natural Gas Mr. Lynch joined New Jersey Natural Gas (NJNG) in 1984 and is responsible for the maintenance and expansion of NJNG's distribution system, engineering, transmission system maintenance, regular design and maintenance, the operation of two liquefied natural gas facilities and the storeroom, meter shop and transportation pool. He earned a bachelor's degree in chemical engineering from West Virginia University. Mr. Lynch currently serves on the Operating Section Managing Committee and the Integrity Management Steering Group for the American Gas Association. He is also a member of the American Institute of Chemical Engineers. Mark R. Sperduto Vice President - Regulatory Affairs New Jersey Natural Gas Mr. Sperduto joined New Jersey Natural Gas (NJNG) in March 2005 and is responsible for regulatory affairs and supports initiatives on key issues such as price stability, customer choice and improved service. Prior to joining NJNG, Mr. Sperduto was Director - Corporate Issues for Newark, N.J.-based Public Service Electric and Gas, one of the largest combined electric and gas companies in the United States. He holds a bachelor's degree in business administration from Seton Hall University and an MBA from Rutgers University.

Appendix B: Our Leadership Team Joseph P. Shields Senior Vice President - Energy Services New Jersey Natural Gas NJR Energy Services Mr. Shields joined New Jersey Natural Gas (NJNG) in 1983. As head of the energy services business unit, he is responsible for natural gas supply acquisitions, negotiating transportation agreements and monitoring natural gas control activities as well as regulated wholesale marketing activity for NJNG. Mr. Shields holds a bachelor's degree in business administration from Stockton State College. Richard R. Gardner Vice President NJR Energy Services Mr. Gardner joined New Jersey Resources (NJR) in 1983. His responsibilities at NJR Energy Services (NJRES) include business development, strategy, planning, external communication, overseeing credit and contracts, volume accounting and software enhancements. Throughout his more than 20 years at NJR, he has held various positions in information technology and gas supply before he transferred to NJRES in 2001. Mr. Gardner graduated from Bates College in 1981 with a bachelor's degree in political science. Upon graduation, he continued his education in the information systems area.

Appendix B: Our Leadership Team Ginger P. Richman Vice President NJR Energy Services Ms. Richman joined NJR Energy Services (NJRES) in 2003. She is responsible for maintaining optimum performance of all portfolios that are managed by NJRES, overseeing the Transportation and Exchange group, business development, strategy and expanding the company's presence in new market areas. Prior to joining NJRES, she served as vice president - transportation at El Paso Corporation in Houston. Her career at El Paso included a broad spectrum of responsibilities including valuation and analysis, and the creation and oversight of a mid-marketing group. Ms. Richman received a BBA finance degree from University of Houston - Downtown. Stephen D. Westhoven Vice President NJR Energy Services Mr. Westhoven joined New Jersey Natural Gas in November 1990, working in the engineering and gas supply departments, before his promotion to Director of Energy Trading at NJR Energy Services (NJRES). He is currently responsible for the procurement and maximization of NJRES' capacity and gas sales. Mr. Westhoven earned a bachelor of science degree in mechanical engineering from Catholic University.